                                                                    Exhibit 99.4

                                    FORM OF
                              LETTER OF TRANSMITTAL
      TO ACCOMPANY CERTIFICATE(S) FOR SHARES OF CONVERTIBLE PREFERRED STOCK
                  AND SECOND SERIES CONVERTIBLE PREFERRED STOCK
                                       of
                            Centennial Cellular Corp.
                    Surrendered in Connection with the Merger
                                       of
                              CCW Acquisition Corp.
                                  With and Into
                            Centennial Cellular Corp.

                  This Letter of Transmittal is to accompany certificates for shares of Convertible Preferred Stock, par value $.01 per share, of Centennial Cellular Corp. ("Centennial" or the "Company") and Second Series Convertible Preferred Stock, par value $.01 per share, of the Company (together, the "Convertible Preferred Shares") in connection with the merger (the "Merger") of CCW Acquisition Corp. ("Acquisition") with and into Centennial. Each Convertible Preferred Share will be converted into the right to receive $41.50 in cash on an as-converted basis.

                  By delivering certificates for Convertible Preferred Shares, the registered holder of such certificates releases the Company, Acquisition and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Convertible Preferred Shares or the sale of such Convertible Preferred Shares pursuant to the Merger Agreement (as defined herein).

                          To: Centennial Cellular Corp.

   By Mail:                                By Facsimile:                    By Hand or Overnight Courier:
                              (For Eligible Financial Institutions Only)

  Centennial Cellular Corp.                (203) 972-2013                      Centennial Cellular Corp.
     50 Locust Avenue                                                               50 Locust Avenue
   New Canaan, CT 06840                                                            New Canaan, CT 06840
Attn: Chief Financial Officer                                                  Attn: Chief Financial Officer

                                       Confirm by Telephone to:

                                           (203) 972-2002


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF
      THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION NUMBER, OTHER
         THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX I
-----------------------------------------------------------------------------------------------
                                                    Shares Submitted
                                           (Attach additional list if necessary)
                           --------------------------------------------------------------------
Name and Address of         Certificate(s)                          Total Number of Shares
Registered Holder*              Number                           Represented by Certificate(s)
-----------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------

                           --------------------------------------------------------------------

                           --------------------------------------------------------------------

                           --------------------------------------------------------------------

                           --------------------------------------------------------------------
                                          Total Shares
-----------------------------------------------------------------------------------------------

* Only certificates registered in a single form may be deposited with this Letter of Transmittal. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

[ ] Check here if you cannot locate certificates. Upon receipt of this Letter of Transmittal, the Company will contact you directly with replacement instructions.

Ladies and Gentlemen:

                  In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of Convertible Preferred Stock, par value $.01 per share, of Centennial or shares of Second Series Convertible Preferred Stock, par value $.01 per share, of Centennial (together, the "Convertible Preferred Shares") listed in BOX I. Delivery of the enclosed certificates shall be effected, and risk of loss of and title to such certificates shall pass, only upon delivery thereof to you.

                  It is understood that this Letter of Transmittal is subject to
(i) the terms, conditions and limitations set forth in the Information Statement/Prospectus, dated December 8, 1998, relating to the Merger
(including all annexes and schedules thereto, and as it may be amended or supplemented from time to time, the "Information Statement/ Prospectus"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of July 2, 1998, and as amended as of November 29, 1998, as the same may be amended or supplemented from time to time (the "Merger Agreement"), a conformed copy of each appears as Appendices
A and B, respectively, to the Information Statement/Prospectus, and (iii) the accompanying Instructions.

                  The undersigned represents and warrants to Centennial that the undersigned has full power and authority to surrender, without restriction, the shares represented by the certificate(s) surrendered herewith and that Centennial will acquire good and unencumbered title to the rights represented thereby, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when payment for such Shares is made by Centennial to the undersigned. The undersigned will, upon request, execute any additional documents Centennial considers necessary or desirable to complete the surrender of such shares.

                  By delivering certificates for Convertible Preferred Shares, the registered holder of such certificates releases the Company, Acquisition and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Convertible Preferred Shares or the sale of such Convertible Preferred Shares pursuant to the Merger Agreement.

                  Unless otherwise indicated under Special Payment Instructions below, please issue the check issuable in exchange for the Convertible Preferred Shares represented by the certificates submitted hereby in the name of the registered holder(s) of such Convertible Preferred Shares. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail the check issuable in exchange for the Convertible Preferred Shares represented by the certificates submitted hereby to the registered holder(s) of the Convertible Preferred Shares at the address or addresses shown above.

BOX II
---------------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS
             (See Instructions C(5) and C(6))

To be completed ONLY if the check is to be made payable to someone other than the registered holder(s) of Convertible Preferred Shares.

Name:
     -----------------------------------------------
                     (Please Print)

     -----------------------------------------------
                     (Please Print)

Address:
        --------------------------------------------

        --------------------------------------------
                  (Including Zip Code)

        --------------------------------------------
                 (Tax Identification or
                 Social Security Number)

--------------------------------------------------------

BOX III
-----------------------------------------------------------------------
              SPECIAL DELIVERY INSTRUCTIONS
                  (See Instruction C(7))

To be completed ONLY if the check is to be made payable to the registered holder(s) of Convertible Preferred Shares, but is to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

Name:
     -----------------------------------------------
                     (Please Print)

     -----------------------------------------------
                     (Please Print)

Address:
        --------------------------------------------

        --------------------------------------------
                  (Including Zip Code)


-----------------------------------------------------------------------

BOX IV
                                                                               3

-------------------------------------------------------------------------------
                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
     (See Instructions C(1), C(3) and C(6) Concerning Signature Guarantee)

Name(s):
        -----------------------------------------------------------------------
                                 (Please Print)

Name(s):
        -----------------------------------------------------------------------
                                 (Please Print)

        -----------------------------------------------------------------------
                             Signature(s) of owner(s)

        -----------------------------------------------------------------------
                             Signature(s) of owner(s)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction C(3).


        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                       (Area Code and Telephone Number(s))

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))

SIGNATURE(S)
GUARANTEED:________________________________        Dated: _______________, 1998
                (See Instruction C(6))

-------------------------------------------------------------------------------


         (DO NOT WRITE IN SPACES BELOW)

----------------------------------------------------------------------------------
                                                    Shares
      Shares       Shares    Certificate   Block   Converted    Check    Amount of
   Surrendered    Accepted     Number     Number   Into Cash    Number     Check
----------------------------------------------------------------------------------



-------------------------------------------------------------------------------

DELIVERY PREPARED BY                              CHECKED BY
                    ----------------------------            -------------------

DATE
    ---------------------

   Payer:         Centennial Cellular Corp.
----------------------------------------------------------------------------------------------------------------------
                                   Part 1--PLEASE PROVIDE                         Social Security Number OR
                                   YOUR TIN IN THE BOX AT                      Employer Identification Number
                                   RIGHT AND CERTIFY BY
                                   SIGNING AND DATING BELOW                  ----------------------------------

SUBSTITUTE
                                   -----------------------------------------------------------------------------------
Form W-9                           Part 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

Department of the Treasury
Internal Revenue Service           (1)    The number shown on this form is my correct Taxpayer Identification
                                          Number (or I am waiting for a number to be issued to me) and

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)        (2)    I am not subject to backup withholding either because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                          Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                    CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                    However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


                                    SIGNATURE                                  DATE                            , 1998
                                              --------------------------------      --------------------------

                                    PART 3--AWAITING TIN [ ]

----------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                                Date
         ----------------------------------------------       -----------------

-------------------------------------------------------------------------------

      Questions and requests for assistance or additional copies of the Information Statement/Prospectus or this Form of Election may be directed to the address set forth below:

                     American Stock Transfer & Trust Company
                                 40 Wall Street
                               New York, NY 10005
                     Call Toll-Free (800) 937-5449 ext. 6820

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers ("SSNs") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen; i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------------------------
                                                                  GIVE THE
FOR THIS TYPE OF ACCOUNT:                                         SOCIAL
                                                                  SECURITY
                                                                  NUMBER OF --
-----------------------------------------------------------------------------------------
1. Individual                                                     The individual

2. Two or more individuals (joint account)                        The actual owner of
                                                                  account or, if combined
                                                                  funds, the first
                                                                  individual on the
                                                                  account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)      The minor(2)

4. a. The usual revocable savings trust account (grantor is      The grantor-trustee(1)
      also trustee)

   b. So-called trust account that is not a legal or valid        The actual owner(1)
      trust under state law

5. Sole proprietorship                                            The owner(3)

-----------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                         GIVE THE EMPLOYER
                                                                  IDENTIFICATION
                                                                  NUMBER OF --
-----------------------------------------------------------------------------------------
6. Sole proprietorship                                            The owner(3)

7. A valid trust, estate or pension trust                         The legal entity(4)

8. Corporate                                                      The corporation

9. Association, club, religious, charitable, educational or       The organization
   other tax-exempt organization

10. Partnership                                                   The partnership

11. A broker or registered nominee                                The broker or nominee

12. Account with the Department of Agriculture in the name of     The public entity
    a public entity (such as a state or local government,
    school district or prison) that receives agricultural
    program payments
-----------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number (for businesses and other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in item (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

     (1) A corporation.

     (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  -- Payments to nonresident aliens subject to withholding under section 1441.

  -- Payments to partnerships not engaged in a trade or business in the United
     States and that have at least one nonresident alien partner.

  -- Payments of patronage dividends not paid in money.

  -- Payments made by certain foreign organizations.

  -- Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  -- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  -- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  -- Payments described in section 6049(b)(5) to non-resident aliens.

  -- Payments on tax-free covenant bonds under section 1451.

  -- Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART II OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN, DATE AND RETURN IT TO THE PAYER.

  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, and such failure is found by the Internal Revenue Service to be due to negligence or disregard of rules or regulations, you could be subject to a penalty of 20% on any portion of an under-payment attributable to that failure. However, you will not be subject to this penalty if it is shown that you acted with reasonable cause and in good faith.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

A.       SPECIAL CONDITIONS.

         Holders of Convertible Preferred Shares will receive in exchange for each Convertible Preferred Share the right to receive $41.50 in cash on an as-converted basis.

B.       Receipt of Checks in Exchange for Convertible Preferred Shares.

         As soon as practicable after the Effective Time, the Company will mail to the registered holder listed in BOX I (or his or her designee listed in Box II or III), a check for an amount equal to $41.50 in cash with respect to each Convertible Preferred Share which is submitted with any Letter of Transmittal.

         No fractional shares will be issued in connection with the Merger. Each holder of Convertible Preferred Shares who would otherwise have been entitled to receive a fraction of a Surviving Corporation Share (after taking into account all Convertible Preferred Shares submitted by such holder) will receive, in lieu thereof, a cash payment (without interest) equal to such fraction multiplied by $41.50.

C.       GENERAL.

         1. Execution and Delivery. This Letter of Transmittal must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the Convertible Preferred Shares being submitted) to the Company at any of the addresses set forth above.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT, IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS SUGGESTED.

         2. Inadequate Space. If there is insufficient space on this Form to list all your stock certificates being submitted to the Company, please attach a separate list.

         3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the Convertible Preferred Shares described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

         If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

         If this Letter of Transmittal or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

         4. Lost or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Letter of Transmittal below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a check in accordance with the Merger Agreement.

         5. Check in Same Name. If the check issuable in exchange for the shares represented by the certificate(s) submitted with this Letter of Transmittal is to be payable to the order of exactly the same name(s) that appears on such certificate(s), no endorsement of certificate(s) or separate stock power(s) are required.

         6. Check in Different Name. If the check issuable in exchange for the shares represented by the certificate(s) submitted with this Letter of Transmittal is to be payable to the order of a name other than exactly the name that appears on such certificate(s) such exchange shall not be made by the Company unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company having an office in the United States which is a member in good standing of the Agent's Medallion Program.

         7. Special Delivery Instructions. If the check issuable in exchange for the shares represented by the certificate(s) submitted with this Letter of Transmittal is to be payable to the order of the registered holder(s) of Convertible Preferred Shares, but is to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holders, it will be necessary to indicate such person or address in BOX III.

         8. Miscellaneous. A single check will be issued in exchange for Convertible Preferred Shares submitted herewith.

         All questions with respect to this Letter of Transmittal will be determined by the Company, which determination shall be conclusive and binding.

         9. 31% Backup Withholding. Under Federal income tax law, a holder who receives a cash payment pursuant to the Merger may be required to provide the Company (as payer) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her social security number. If the Company is not provided with the correct TIN, such fact will not, in and of itself, cause Convertible Preferred Shares to be deemed invalidly delivered, but payments that are made by the Company to such holder or other payee with respect to the Merger may be subject to backup withholding at a rate of 31%. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         Certain holders (including, among others, corporations (with respect to most payments) and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as exempt from backup withholding and reporting requirements, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company.

         See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         The box in Part 3 of the Substitute Form W-9 may be checked if the submitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Company will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Company. However, such amounts may be refunded to such holder if a TIN is provided to the Company within 60 days.

         The holder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record owner of the Convertible Preferred Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Convertible Preferred Shares. If the Convertible Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         10. Withholding on Foreign Stockholders. Even if a foreign stockholder has provided the required Form W-8 certification to avoid backup withholding as described above, the Company will be required to withhold federal income taxes equal to 30% of the gross cash payments made, for tax purposes, in redemption of the foreign stockholder's stock (see "THE MERGER--Federal Income Tax Consequences--Characterization of the Merger for United States Federal

Income Tax Purposes" in the Information Statement/Prospectus) payable to a foreign stockholder or his agent unless the Company determines that such payment is exempt from withholding (or entitled to a reduced rate of withholding) or that the redemption will qualify as a sale or exchange under Section 302 of the Internal Revenue Code. See "THE MERGER--Federal Income Tax
Consequences--Foreign Stockholders--Withholding" in the Information Statement/Prospectus for a more complete discussion of the 30% withholding tax and obtaining an exemption therefrom. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

                      ------------------------------------

         Additional copies of this Letter of Transmittal may be obtained from the Company by calling (203) 972-2002.